UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 31, 2023

GREENHILL & CO., INC.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas New York, New York	10020
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	GHL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

As previously announced, on October 12, 2017, Greenhill & Co., Inc., a Delaware corporation (“Greenhill” or the “Company”), entered into a credit agreement, by and among the Company, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent, as amended by Amendment No. 1 to the Credit Agreement, dated as of April 12, 2019, and Amendment No. 2 to the Credit Agreement, dated as of June 30, 2023 (the “Existing Credit Agreement”).

Also as previously disclosed, on May 22, 2023, the Company and Mizuho Financial Group, Inc. (“Mizuho”) announced the entry into a definitive agreement (the “Merger Agreement”) under which Mizuho will acquire Greenhill in an all-cash transaction at $15 per share plus the assumption of debt. Under the terms of the Merger Agreement, which was unanimously approved by the Company’s Board of Directors and was also approved by the stockholders of Greenhill on August 16, 2023, a wholly owned subsidiary of Mizuho Americas, LLC will merge with and into Greenhill, with Greenhill surviving as a wholly owned subsidiary of Mizuho Americas, LLC (the “Merger”). Further, under the Merger Agreement, Mizuho agreed that if the closing of the Merger (the “Closing”) has not occurred by March 12, 2024 and the stated maturity date of the term loan under the Existing Credit Agreement (the “Existing Term Loan”) has not been extended to at least April 12, 2025, Mizuho will provide or cause to be provided to the Company a new term loan credit facility (the “Replacement Facility”) the proceeds of which would be used to refinance the Existing Term Loan and otherwise be on terms described in the Merger Agreement.

On August 31, 2023, the Company entered into a secured promissory note with Mizuho Bank Ltd., a Japanese banking corporation (the “Promissory Note”) to repay in full the Existing Term Loan. Similar to the Existing Credit Agreement, the Promissory Note has a maturity date of April 12, 2024, subject to extension for 60 days in certain limited circumstances. Borrowings under the Promissory Note will bear interest at one-month SOFR plus a Term SOFR Adjustment plus 2.25%, which is 100 basis points less than the interest rate charged under the Existing Credit Agreement, or at an Alternative Base Rate (as defined in the Promissory Note) plus 1.25% in certain limited circumstances. Under the terms of the Promissory Note interest accrues monthly and is added to the principal balance.

The Promissory Note does not include the restrictive covenants found in the Existing Credit Agreement; however, the Company continues to be subject to the interim operating covenants under the Merger Agreement. The Promissory Note may be repaid in whole or in part without penalty. The Promissory Note will be guaranteed by the Company’s existing and subsequently acquired or organized wholly-owned U.S. restricted subsidiaries (excluding any registered broker-dealers) and secured by a first priority perfected security interest in certain domestic assets and 100% of the capital stock of each U.S. subsidiary and 65% of the capital stock of each non-U.S. subsidiary owned by a guarantor, subject to certain exclusions. Under the terms of the Promissory Note, acceleration may only occur upon the occurrence of an event of default related to the bankruptcy or insolvency of the Company or certain of its subsidiaries or certain events relating to the validity or perfection of the liens securing the Promissory Note or the enforceability of the Promissory Note and the related documents.

Consistent with the terms of the Merger Agreement, if the Closing has not occurred by March 12, 2014, Mizuho remains obligated to refinance the Promissory Note with a replacement loan on the terms specified in the Merger Agreement for the Replacement Facility. The parties continue to expect the Merger to be completed by year end, subject to procuring the required regulatory approvals and satisfaction of other customary closing conditions.

The foregoing description of the Promissory Note, does not purport to be complete and is qualified in its entirety by reference to the Promissory Note, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with entry into the Promissory Note, the Company elected to repay in full all amounts outstanding and terminate all lending commitments under the Existing Credit Agreement. Prior to repayment in full, the Existing Term Loan had an outstanding principal balance of approximately $270,078,781.00.

The information described in Item 1.01 above is incorporated herein by reference into this Item 1.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above is incorporated herein by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

10.1	Secured Promissory Note, dated August 31, 2023, between Greenhill & Co., Inc. and Mizuho Bank, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Words or phrases such as “believe,” “estimate,” “expect,” “anticipate,” “plan,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions, or the negatives of those words or phrases, may identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition (the “Proposed Transaction”) of Greenhill & Co., Inc. (“Greenhill”) by Mizuho Americas, LLC (“Mizuho Americas”), including future financial and operating results, Greenhill’s or Mizuho Americas’ plans, objectives, expectations and intentions, the expected timing of completion of the Proposed Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in Greenhill’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this Current Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of Greenhill or Mizuho Americas to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Greenhill or Mizuho Americas; the possibility that the Proposed Transaction does not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Greenhill or Mizuho Americas or the expected benefits of the Proposed Transaction); the risk that the benefits from the Proposed Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Greenhill and Mizuho Americas operate; the ability to promptly and effectively integrate the businesses of Greenhill with those of Mizuho Americas; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Greenhill’s or Mizuho Americas’ clients, employees or other business partners, including those resulting from the announcement or completion of the Proposed Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on Greenhill’s or Mizuho Americas’ businesses, the ability to complete the Proposed Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause Greenhill’s or Mizuho Americas’ actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including factors that may be unknown or unpredictable, also could harm Greenhill’s or Mizuho Americas’ results.

All forward-looking statements attributable to Greenhill or Mizuho Americas, or persons acting on Greenhill’s or Mizuho Americas’ behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Greenhill and Mizuho Americas do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Greenhill or Mizuho Americas update one or more forward-looking statements, no inference should be drawn that Greenhill or Mizuho Americas will make additional updates with respect to those or other forward-looking statements. Further information regarding Greenhill and factors which could affect the forward-looking statements contained herein can be found in Greenhill’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC. Further information regarding factors that could affect Mizuho Americas’ results is included in a number of publicly available documents published by Mizuho Americas. These include Mizuho Americas’ annual securities report, Integrated Report, and “Item 3.D. Key Information-Risk Factors” in Mizuho Americas’ most recent Form 20-F filed with the SEC, which is available in the Financial Information section of Mizuho Americas’ web page at www.mizuhogroup.com and also at the SEC’s web site at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: September 1, 2023	By:	/s/ Mark R. Lasky
Name: Mark R. Lasky
Title: Chief Financial Officer